UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

Lineage Cell Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-12830	94-3127919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 287-8990

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	LCTX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 11, 2026, Lineage Cell Therapeutics, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement dated March 11, 2026 (the “Prospectus Supplement”) to the prospectus dated May 14, 2024 (the “Base Prospectus”) that forms a part of the Company’s shelf registration statement on Form S-3 (File No. 333-277758) filed by the Company with the SEC on March 7, 2024 and declared effective by the SEC on May 14, 2024 (the “Registration Statement”), as supplemented, modified and superseded by the prospectus supplements dated November 12, 2025 and May 14, 2024 (the “Prior Supplements”), relating to the offer and sale of the Company’s common shares from time to time through or to B. Riley Securities, Inc. (“B. Riley”), pursuant to the sales agreement the Company entered into with B. Riley dated March 22, 2024 (the “Sales Agreement”).

The Prospectus Supplement relates to the offer and sale of the Company’s common shares under the Sales Agreement having an aggregate offering price of up to $60,000,000 (the “ATM Shares”), excluding the $22,583,663.82 in aggregate gross sales price of the Company’s common shares sold pursuant to the Prior Supplements and Base Prospectus to date. The ATM Shares are being offered and sold pursuant to the Registration Statement, the Base Prospectus, the Prior Supplements and the Prospectus Supplement.

This report shall not constitute an offer to sell or the solicitation of an offer to buy the ATM Shares, nor shall there be any sale of the ATM Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Sheppard, Mullin, Richter & Hampton LLP relating to the legality of the ATM Shares covered by the Prospectus Supplement is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date:	March 11, 2026	By:	/s/ George A. Samuel III
		Name: Title:	George A. Samuel III General Counsel and Corporate Secretary